UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August 2, 2021

JELD-WEN HOLDING, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38000	93-1273278
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2645 Silver Crescent Drive
Charlotte, North Carolina 28273
(Address of principal executive offices) (Zip code)
Registrant's telephone number, including area code: (704) 378-5700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (par value $0.01 per share)	JELD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 2.02 Results of Operations and Financial Condition.
On August 2, 2021, JELD-WEN Holding, Inc. (the “Company”) issued a press release announcing its financial results for the second quarter ended June 26, 2021. A copy of the press release is being furnished as Exhibit 99.1 attached hereto and is incorporated by reference herein.
The information contained in this Item 2.02, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of Section 18. Furthermore, the information contained in this Item 2.02 and Exhibit 99.1 shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended.
Item 7.01 Regulation FD Disclosure.
On August 2, 2021, the Company’s management will present certain information in connection with its earnings call and webcast with shareholders, analysts and others relating to the results discussed above. A presentation highlighting the Company's financial results will also be available on the Investor Relations section of the Company's website at http://investors.jeld-wen.com. Information on the Company's website is not and should not be considered part of, nor is it incorporated by reference into, this report.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

99.1	Press Release issued by JELD-WEN Holding, Inc. dated August 2, 2021, announcing financial results for the second quarter ended June 26, 2021.

104	Cover Page Interactive Data file (formatted as Inline XBRL).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 2, 2021		JELD-WEN HOLDING, INC.

	By:	/s/ John Linker
John Linker
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by JELD-WEN Holding, Inc. dated August 2, 2021, announcing financial results for the second quarter ended June 26, 2021.

104	Cover Page Interactive Data file (formatted as Inline XBRL).